Other non-current liabilities (Tables)	12 Months Ended
Dec. 31, 2022
Other non-current liabilities
Disclosure of Other Non-Current Liabilities

	31 December	31 December
	2022	2021
Liabilities to BeST investment agreement (*)	663,338	—
Consideration payable in relation to the acquisition of BeST (**)	—	1,245,592
Consideration payable in relation to the acquisition of Boyut Enerji	3,275	5,380
Deferred revenue	4,972	9,846
Others	—	4,146
	671,585	1,264,964
(*)

The transfer of ownership of BeST’s 20% share in the Republic of Belarus was completed on 9 December 2022. On 30 November 2022, an agreement was signed between the Republic of Belarus, BeST and the Company for the development of telecommunications infrastructure, which covers the years 2022-2032 and involves a USD 100,000 obligation to be paid over a period of 10 years based on a minimum of 50% of the net profit earned by BeST, with the entire amount being paid by the Company to the Republic of Belarus if the specified amount is not reached at the end of the 10-year period. The liability recorded in the consolidated financial statements for the BeST investment agreement reflects the amortized cost value of future payments at the balance sheet date. The total future payments to be made is USD 100,000 (equivalent to TL 1,869,830 as of 31 December 2022) and will be paid depending on the financial performance of BeST. A discount rate of 14.99% was used in the amortized cost calculation. BeST expects the payment to be made in installments between 2027- 2031.

(**)

Consideration payable (conditional consideration) in relation to acquisition of BeST in 2008 was recognized at fair value within the scope of IFRS 3. The assumptions used in the fair value calculation are explained in Note 35. On 30 November 2022, the relevant contract was canceled by mutual agreement and an investment agreement was signed instead of the relevant contract.